Revenue and other operating income	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Revenue and other operating income
Revenue and other operating income

(in thousands of USD)	2019				2018
	Tankers	FSO	Less: Equity-accounted investees	Total	Tankers	FSO	Less: Equity-accounted investees	Total

Pool Revenue	524,840	—	7	524,847	277,394	—	—	277,394
Spot Voyages	318,674	—	(1,453)	317,221	247,392	—	—	247,392
Time Charters	90,309	49,461	(49,461)	90,309	75,238	49,155	(49,155)	75,238
Total revenue	933,823	49,461	(50,907)	932,377	600,024	49,155	(49,155)	600,024

Other operating income	—	—	—	10,094	—	—	—	4,775

(in thousands of USD)	2017
	Tankers	FSO	Less: Equity-accounted investees	Total

Pool Revenue	249,334	—	(31)	249,303
Spot Voyages	145,360	—	—	145,360
Time Charters	118,705	59,513	(59,513)	118,705
Total revenue	513,399	59,513	(59,544)	513,368

Other operating income	—	—	—	4,902

For the accounting treatment of revenue, we refer to the accounting policies (see Note 1.17) - Revenue.

The increase in revenue is mostly related to the increase in pool and spot voyage revenue which is due to an increase in the fleet size as a consequence of the business combination with Gener8 Maritime Inc. and improved rates mainly in the last quarter of 2019.

Other operating income includes revenues related to the daily standard business operation of the fleet and that are not directly attributable to an individual voyage. This increase is mainly due to improved marine insurance conditions thanks to the increase in the fleet size as a consequence of the business combination with Gener8 Maritime Inc. in 2018 and a Gener8 legacy arbitration claim settlement at better terms than originally accounted for.